UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): April 6, 2016

NATIONAL PENN BANCSHARES, INC.

(Exact name of Registrant Specified in Charter)

Pennsylvania	000-22537-01	23-2215075
(State or other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

645 Hamilton Street, Suite 1100, Allentown, PA		18101
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s telephone number, including area code: (800) 822-3321

N/A

(Former name or former address if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. Other Events.

On April 6, 2016, BB&T Corporation (“BB&T”) issued a press release announcing the results of elections made by shareholders of National Penn Bancshares, Inc. (“National Penn”) as to the form of merger consideration that they desired to receive, and related allocation and proration results in connection with the previously reported merger of National Penn with and into BB&T, with BB&T as the surviving corporation (the “merger”). The merger became effective on April 1, 2016. A copy of the press release is attached hereto as Exhibit 99.1 and incorporated herein by reference.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

99.1	Press Release, dated April 6, 2016.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BB&T CORPORATION, as successor to National Penn Bancshares, Inc.

Date: April 6, 2016	By:	/s/ Cynthia B. Powell
	Name:	Cynthia B. Powell
	Title:	Executive Vice President and Corporate Controller (Principal Accounting Officer)

Exhibit Index

Exhibit Number	Description

99.1	Press Release, dated April 6, 2016